Filed under Rule 497(e) and Rule 497(k)

Registration No. 333-08653

Seasons Series Trust

SA Wellington Real Return Portfolio

(the “Portfolio”)

Supplement dated December 10, 2021 to the Portfolio’s Summary Prospectus and Prospectus,

each dated July 29, 2021, as supplemented and amended to date

At a meeting held on December 2, 2021, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”), including a majority of those trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a new subadvisory agreement between SunAmerica Asset Management, LLC and American Century Investment Management, Inc. (“American Century”) with respect to the Portfolio (the “Subadvisory Agreement”). American Century will replace Wellington Management Company LLP (“Wellington”) as the subadviser to the Portfolio on the Effective Date (as defined below). The Board also approved a change in the Portfolio’s name to the “SA American Century Inflation Protection Portfolio,” along with changes to the Portfolio’s investment goal and principal investment strategies and techniques. In addition, Portfolio management has determined to change the Portfolio’s benchmark indices against which the Portfolio compares its performance from the Bloomberg World Government Inflation-Linked 1-10 Year Bond Index (Hedged to USD) and the Bloomberg 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index to the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index. The Portfolio intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the change to the Portfolio’s subadviser, changes to the Portfolio’s investment goal, principal investment strategies and techniques, benchmark index and corresponding changes to the Portfolio’s risks. This filing will be subject to review by the SEC and is expected to become effective on or about February 22, 2022 (the “Effective Date”).

The Portfolio’s current investment goal is total return that equals or exceeds the rate of inflation over the long term, consistent with prudent investment management. The Portfolio currently attempts to achieve its goal by investing, under normal circumstances, primarily in inflation-indexed bonds issued by the United States and foreign governments and their agencies and instrumentalities, as well as inflation-indexed securities issued by U.S. and foreign corporations. In order to enhance returns, the Portfolio may also invest in investment grade debt securities and non-investment grade debt securities (commonly referred to as high yield or “junk” bonds) that are not inflation indexed, including mortgage- and asset-backed securities and bank loans. The Portfolio may invest up to 20% of its net assets in non-investment grade securities. The Portfolio invests globally and intends to utilize derivatives to manage foreign currency risk. The Portfolio may also invest in derivative instruments, such as forwards, futures contracts or swap agreements, and exchange-traded funds as a substitute for directly investing in the above instruments or to hedge foreign currency.

As of the Effective Date, the Portfolio’s investment goal will be long-term return using a strategy that seeks to protect against U.S. inflation. The Portfolio will attempt to achieve its goal by investing substantially all of its assets in investment-grade debt securities. To help protect against U.S. inflation, under normal conditions the Portfolio will invest over 50% of its assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury securities, inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by other entities such as corporations and foreign governments. Inflation-indexed securities are designed to protect the future purchasing power of the money invested in them. The Portfolio will also invest in debt securities that are not inflation-indexed. Such investments could include other investment-grade debt securities (e.g., corporate bonds and notes), bank loans, commercial paper, and mortgage-backed and asset-backed securities, whether issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers, or foreign governments.

The Portfolio will also invest in derivative instruments, provided that such instruments are in keeping with the Portfolio’s investment goal. For example, the Portfolio could use swap agreements to manage or reduce the risk of the effects of inflation with respect to the Portfolio’s position in non-inflation-indexed securities. The Portfolio also may enter into foreign currency exchange transactions for hedging purposes or to enhance returns. The Portfolio could purchase securities in a number of different ways to seek higher rates of return. The Portfolio could also use when-

issued and forward commitment transactions. The Portfolio may also invest in collateralized debt obligations, including collateralized loan obligations, and other similarly structured investments.

The portfolio managers will not be limited to a specific weighted average maturity range. However, the portfolio managers will monitor the Portfolio’s weighted average maturity and seek to adjust it as appropriate, taking into account market conditions, the current inflation rate and other relevant factors. For instance, during periods of rising interest rates, the portfolio managers could shorten the portfolio’s maturity in order to reduce the effect of bond price declines on the Portfolio’s value. When interest rates are falling and bond prices are rising, they could lengthen the portfolio’s maturity.

The Subadvisory Agreement will become effective on the Effective Date. The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about American Century and the Subadvisory Agreement.

Once the changes to the Portfolio’s name, investment goal, investment strategies and techniques, and benchmark index become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s investment goal, principal investment strategies and techniques, benchmark index and risks. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-812546-WRR1.1 (12/21)